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Exhibit 10.18


                 Third Amendment to Ballantyne of Omaha, Inc.
                            1995 Stock Option Plan


The Ballantyne of Omaha, Inc., 1995 Stock Option Plan is hereby amended as follows:

      1. The second paragraph of Section 6 of the Plan as amended on June 25, 1997, and on May 27, 1998, is hereby further amended to read as follows:

          "The maximum aggregate number of Shares that may be issued under the Plan is 2,079,000 shares; provided, however, that no more than 200,000 Shares shall be awarded to any Participant in any calendar year. The limitations on the number of Shares which may be subject to options under the Plan and the number of Shares which may be awarded to any Participant in any calendar year shall be subject to adjustment as provided in Section 10(b)."

      2. All other terms, conditions and provisions of said Plan remain the same.


DATED this 18th day of May, 1999.

                                                 BALLANTYNE OF OMAHA, INC.


                                                 By: /s/ John Wilmers
                                                 -----------------------
                                                 John Wilmers, President


Attest:


/s/ Brad French
----------------------
Brad French, Secretary


     I hereby certify that the above amendment to the Ballantyne of Omaha, Inc., 1995 Stock Option Plan was approved by the Board of Directors of the corporation at a special meeting of the Board of Directors duly called and held on the 31st day of March, 1999, and was approved by the Stockholders of the corporation at the Annual Meeting of Stockholders held on the 18th day of May, 1999.

     DATED at Omaha, Nebraska, this 18th day of May, 1999.


                                                 /s/ Brad French
                                                 ----------------------
                                                 Brad French, Secretary